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                                                                   EXHIBIT 10.23

                    THIRD AMENDMENT TO SETTLEMENT AGREEMENT

         This Third Amendment to Settlement Agreement is entered into by and among Angeles Mortgage Investment Trust, a California business trust ("AMIT"), on the one hand, and Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), MAE GP Corporation, a Delaware Corporation ("MAE GP"), Ocean Waterways Partners, Ltd., a California limited partnership ("Ocean Waterways"), Angeles Park Communities, Ltd., a California limited partnership ("APC"), Terra Siesta Communities, Ltd., a California limited partnership ("Terra Siesta Communities") and Terra Siesta Partners, Ltd., a California limited partnership ("Terra Siesta Partners"), Angeles Properties, Inc., a California corporation ("API"), Angeles Investment Properties, Inc., a California corporation ("AIPI"), Angeles Realty Corporation, a California corporation ("ARC"), Angeles Realty Corporation II, a California corporation ("ARC II"), Northbrook Apartments, Ltd., a California limited partnership ("Northbrook"), Lake Avenue Offices, Ltd., a California limited partnership ("Lake Avenue"), La Colina Ranch Apartments, Ltd., a California partnership ("La Colina"), Angeles Fort Worth Option Joint Venture, a California general partnership ("Ft. Worth JV"), and Angeles Income Properties IV, a California partnership ("AIP IV") (collectively, the "Insignia Parties"), on the other hand, by execution on the dates indicated below.
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                                    RECITALS

         A. On November 9, 1994, AMIT and the Insignia Parties entered into a Settlement Agreement (the "Settlement Agreement").

         B. In December of 1994, AMIT and the Insignia Parties entered into an Amendment to Settlement Agreement.

         C. In March of 1995, AMIT and the Insignia Parties entered into a Second Amendment to Settlement Agreement.

         D. The parties have agreed that the "Settlement Amount" referenced in Paragraph 1 of the Settlement Agreement will be paid, by AMIT, in full, by the Effective Date of the Settlement Agreement as amended in the Amendment to Settlement Agreement and the Second Amendment to Settlement Agreement. Therefore, the parties enter into this Third Amendment to Settlement Agreement for the purpose of amending the Settlement Agreement in that regard, and making such other amendments as are hereinafter set forth.

         NOW, THEREFORE, BASED UPON THE FOREGOING RECITALS, THE PARTIES AGREE AS
FOLLOWS:


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         1. Schedule A to the Settlement Agreement (the "Settlement Schedule")
is revised in the manner indicated on Schedule A hereto.

         2. Paragraph 1 of the Settlement Agreement is revised to read as follows:

                  "1. SETTLEMENT AMOUNT:

                           AMIT shall pay to each Demand Depositor identified on
                  the Settlement Schedule the sum(s) described on the Settlement Schedule as the "Settlement Amount" allocable to each Demand Depositor's respective claim(s) as identified on the Settlement Schedule, plus interest ("Interest Accrual") at the rate of 8.6% per annum from and after November 9, 1994 until paid in full on the portion of the Settlement Amount indicated on the Settlement Schedule as the "Interest Accrual Basis" allocable to each Demand Depositor's respective claim(s)."

         3. Paragraph No. 2 of the Settlement Agreement shall be deleted in its entirety, and shall be replaced by the following:


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                  "2. METHOD OF PAYMENT:

                           The Settlement Amount plus the Interest Accrual shall
                  be paid by AMIT to MAE GP, as agent for the Demand Depositors not later than ten (10) days after AMIT receives the cash portion of the settlement embodied in the AMIT/Angeles Agreement (the"Effective Date")."

         4. The phrase "Cash Payment" referenced on the third line of Paragraph No. 5 of the Settlement Agreement is deleted and replaced with the phrase "payments referenced in Paragraph No. 1 hereof".

         5. Exhibit Nos. 1, 2, 3, and 4, are deleted from the Settlement Agreement.

         6. Exhibit No. 6 to the Settlement Agreement is amended as set forth on Exhibit "6" hereto.

         7. Except as otherwise expressly set forth herein, the Settlement Agreement, the Amendment to Settlement Agreement and the Second Amendment to Settlement Agreement shall remain in full force and effect.


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         8. This Third Amendment to Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Any party may deliver to the other party a facsimile copy of an executed counterpart of this Third Amendment to Settlement Agreement and upon the other party's receipt of such facsimile counterpart, an executed counterpart of this Third Amendment to Settlement Agreement shall be deemed to have been delivered; provided, however, that the original of any facsimile counterpart shall be furnished to the recipient of the of the facsimile counterpart in due course.


Dated:  April __, 1995                        ANGELES MORTGAGE INVESTMENT TRUST,
                                              a California business trust


                                              By:_______________________________
                                                       Ronald J. Consiglio
                                              Its: President


Dated:  April  __, 1995                       INSIGNIA FINANCIAL GROUP, INC.,
                                              a Delaware corporation


                                              By:_______________________________

                                              Its:  Executive Managing Director


Dated:  April __, 1995                        ANGELES INVESTMENT PROPERTIES
                                              INC., a California corporation


                                              By:_______________________________

                                              Its:______________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]


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Dated:  April __, 1995                        ANGELES PROPERTIES, INC.,
                                              a California Corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        MAE GP CORPORATION,
                                              a Delaware corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        NORTHBROOK APARTMENTS, LTD., a
                                              California limited partnership

                                              By: MAE Ventures, Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        LAKE AVENUE OFFICES, LTD., a
                                              California limited partnership

                                              By: MAE Ventures, Inc.


                                              By:_______________________________

                                              Its:______________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

REFERENCE: AMIT/INSIGNIA THIRD AMENDMENT TO SETTLEMENT AGREEMENT


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Dated:  April __, 1995                        OCEAN WATERWAYS PARTNERS, LTD., a
                                              California limited partnership

                                              By: Angeles Properties, Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        TERRA SIESTA COMMUNITIES, LTD., a
                                              California limited partnership

                                              By: Angeles Investment Properties,
                                                  Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        TERRA SIESTA PARTNERS, LTD., a
                                              California limited partnership

                                              By: Angeles Properties, Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        ANGELES REALTY CORPORATION,
                                              a California corporation


                                              By:_______________________________

                                              Its:______________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

REFERENCE: AMIT/INSIGNIA THIRD AMENDMENT TO SETTLEMENT AGREEMENT


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Dated:  April __, 1995                        LA COLINA RANCH APARTMENTS, LTD.,
                                              a California limited partnership

                                              By: MAE Ventures, Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        ANGELES PARK COMMUNITIES, LTD.,
                                              a California limited partnership

                                              By: Angeles Realty Corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        ANGELES FORT WORTH OPTION JOINT
                                              VENTURE, a California partnership

                                              By: Angeles Income Properties,
                                                  Ltd., IV

                                              By: Angeles Realty Corporation II


                                              By:_______________________________

                                              Its:______________________________


Dated:  April __, 1995                        ANGELES INCOME PROPERTIES IV,
                                              a California limited partnership

                                              By: Angeles Realty Corporation II


                                              By:_______________________________

                                              Its:______________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

REFERENCE: AMIT/INSIGNIA THIRD AMENDMENT TO SETTLEMENT AGREEMENT


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Dated:  April __, 1995                        ANGELES REALTY CORPORATION II,
                                              a California corporation


                                              By:_______________________________

                                              Its:______________________________


REFERENCE: AMIT/INSIGNIA THIRD AMENDMENT TO SETTLEMENT AGREEMENT


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